Restricted Net Assets (Details)	12 Months Ended
Dec. 31, 2016 USD ($)
Restricted Net Assets [Abstract]
Restricted net assets, Description	The Company's subsidiary incorporated in the PRC are required to annually appropriate 10% of their net income to the statutory reserve prior to payment of any dividends, unless such reserve have reached 50% of their respective registered capital.
Restricted net assets	$ 287,214,468